SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                        _________________


                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        _________________


                Date of Report: October 15, 2002
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)



        1300 South MoPac Expressway, Austin, Texas 78746
            (Address of Principal Executive Offices)


                         (512) 434-5800
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Exhibits.

     (c)  Exhibits.

     99.1 Presentation materials of Kenneth M. Jastrow, II, Chief
          Executive Officer of Temple-Inland Inc., used in Mr.
          Jastrow's conference call on October 15, 2002, discussing the Company's earnings for the quarter ended
          September 28, 2002.

Item 9.        Regulation FD Disclosure.

     On October 15, 2002, Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., participated in a conference call discussing the Company's earnings for the quarter ended September 28, 2002. Copies of the presentation materials used by Mr. Jastrow are furnished as exhibit 99.1 of this report.


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEMPLE-INLAND INC.


Date: October 15, 2002             By:  /s/ M. Richard Warner
                                      ------------------------
                                   Name:  M. Richard Warner
                                   Title: Vice President and
                                   Chief Administrative Officer

                          EXHIBIT INDEX

Exhibit   Description
Page

99.1      Presentation materials of Kenneth M. Jastrow,       4
          II, Chief Executive Officer of Temple-Inland
          Inc., used in Mr. Jastrow's conference call on October 15, 2002, discussing the Company's earnings for the quarter ended September 28, 2002.